Exhibit 10.2

SECURED PROMISSORY NOTE

October 1, 2010

     FOR VALUE RECEIVED, the undersigned, LIGHTNING DOCK GEOTHERMAL HI-01, LLC, a Delaware limited liability company ("Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of EVERGREEN – FE LIGHTNING DOCK, LLC, a Delaware limited liability company ("Lender"), the aggregate unpaid principal amount of all Loans (as hereafter defined) made by Lender to Borrower, together with accrued interest on such unpaid principal amount of such Loans outstanding from time to time, on November 30, 2010 (the "Maturity Date"). Borrower and Lender are sometimes hereinafter collectively referred to as "Parties" and individually as a "Party".

     1. One or more loans (each, a "Loan" and collectively, the "Loans") may be advanced by Lender to Borrower, upon Borrower's written request, under this Secured Promissory Note (this "Note"), pursuant to the terms of that certain Letter Agreement of even date herewith among the Parties, Raser Technologies, Inc., Raser Power Systems, LLC and Los Lobos Renewable Power, LLC (the "Letter Agreement"). Borrower hereby authorizes Lender to record on the Schedule (or continuation thereof) annexed to this Note the date and amount of all Loans requested by, and made to, Borrower, and all payments of principal amounts in respect of such Loans, which endorsements shall, absent manifest error, be conclusive evidence of the outstanding principal amount of all Loans; provided, however, that the failure by Lender to make, or any error in making, any such recordation with respect to any Loan or payment shall not limit or otherwise affect the obligations of Borrower under this Note.

     2. Principal and accrued interest on all Loans shall, unless converted to equity interests in Borrower in accordance with the Letter Agreement, be payable to Lender on the Maturity Date. All payments on this Note shall be in lawful money of the United States of America in immediately available funds, shall be made without defense, set-off or counterclaim of any kind, and shall be applied to the payment of accrued interest before being applied to the payment of principal.

     3. Borrower also promises to pay interest on the unpaid principal amount of all Loans from time to time outstanding from the date hereof until paid in full, at the rate of 0.25% per month or, with respect to any amounts not paid by Borrower to Lender by the Maturity Date, at the rate of 0.83% per month.

     4. If any action, suit or other proceeding is brought against Borrower to collect this Note, Lender or its permitted assignee hereof (the "Holder") shall be entitled to recover from Borrower all court costs and reasonable expenses of collection and enforcement, including, without limitation, attorneys’ fees and disbursements.

     5. This Note and Borrower's obligations hereunder are secured as provided in that certain Security Agreement dated as of the date hereof between Borrower and Lender. In the event of a deficiency in full payment of this Note following application of the proceeds of the Collateral

(as defined in the Security Agreement) realized by Lender in accordance with the provisions of the Security Agreement, such deficiency shall be cured as set forth in the Letter Agreement.

     6. This Note may not be amended, modified or discharged, nor may any provision hereof be waived, orally, by course of dealing or otherwise, unless such amendment, modification, discharge or waiver shall be in writing and duly executed by the Holder. The non-exercise by the Holder of this Note of any right or remedy in any particular instance shall not constitute a waiver thereof in that or any other instance. If any provision of this Note is held to be invalid or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Note shall be unaffected thereby. This Note shall be binding upon, and shall inure to the benefit of, Lender, Borrower, and their respective successors, and permitted assigns, as the case may be.

     7. Neither Party may assign its rights or obligations under this Note without the written consent of the other Party, which consent may be withheld in the sole discretion of such other Party; provided, that Lender may assign this Note and its rights hereunder to any affiliate of Lender. Borrower hereby waives presentment, demand, protest, and notice of protest of this Note. This Note may be prepaid in whole or in part, without premium or penalty, without the consent of the Holder.

     8. Any notices required or authorized by this Note shall be in writing and delivered by recognized overnight courier to the receiving Party at the address for such Party set forth on the signature page hereto. Such notices shall be effective one (1) business day after dispatch.

9. THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES

HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK, OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER THE BORROWER, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS NOTE BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER THE BORROWER. BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS SET FORTH BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. BORROWER HEREBY IRREVOCABLY WAIVES

ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES, AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

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LIGHTNING DOCK GEOTHERMAL HI-01, LLC

By: /s/ Steven Brown______________ Name: Steven Brown Title: Manager

Addresses for Notice:

Lightning Dock Geothermal H1-01, LLC
5152 N. Edgewood Drive, Suite 375
Provo, Utah 84604
Telephone: 801-765-1200
Attention: Nick Goodman

Evergreen-FE Lightning Dock, LLC
c/o FE Clean Energy Group
22 Thorndal Circle
Darien, CT 06820
Telephone: 203-662-9293
Attention: Chairman

Signature Page to Secured Promissory Note

SCHEDULE TO SECURED PROMISSORY NOTE DATED AS OF OCTOBER 1, 2010 OF

LIGHTNING DOCK GEOTHERMAL HI-01, LLC

DATE	AMOUNT	AMOUNT OF	UNPAID	NAME OF
	OF LOAN	PRINCIPAL	PRINCIPAL	PERSON
		REPAID	BALANCE OF	MAKING
			GRID NOTE	NOTATION